Synovus			Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)	Years Ended
(Dollars in thousands, except per share data)	December 31,

	2020	2019	% Change

Interest income	$1,804,495	$2,050,638	(12)%
Interest expense	291,747	454,835	(36)

Net interest income	1,512,748	1,595,803	(5)
Provision for credit losses	355,022	87,720	305

Net interest income after provision for credit losses	1,157,726	1,508,083	(23)

Non-interest revenue:
Service charges on deposit accounts	73,132	88,190	(17)
Fiduciary and asset management fees	63,251	58,388	8
Card fees	42,702	45,659	(6)
Brokerage revenue	44,781	41,608	8
Mortgage banking income	91,413	32,599	180
Capital markets income	27,336	30,529	(10)
Income from bank-owned life insurance	31,297	21,226	47
Investment securities gains (losses), net	78,931	(7,659)	nm
Gain on sale and fair value increase, net of private equity investments	4,775	11,607	nm
Other non-interest revenue	48,895	33,753	45

Total non-interest revenue	506,513	355,900	42

Non-interest expense:
Salaries and other personnel expense	618,214	570,036	8
Net occupancy, equipment, and software expense	169,658	161,906	5
Third-party processing and other services	83,034	75,696	10
Professional fees	56,899	35,300	61
FDIC insurance and other regulatory fees	25,210	31,696	(20)
Amortization of intangibles	10,560	11,603	(9)
Goodwill impairment	44,877	—	nm
Restructuring charges	26,991	1,230	nm
Loss on early extinguishment of debt	10,466	4,592	nm
Earnout liability adjustments	4,908	10,457	nm
Merger-related expense	—	56,580	nm
Other operating expenses	128,757	139,872	(8)

Total non-interest expense	1,179,574	1,098,968	7

Income before income taxes	484,665	765,015	(37)
Income tax expense	110,970	201,235	(45)

Net income	373,695	563,780	(34)

Less: Preferred stock dividends	33,163	22,881	45

Net income available to common shareholders	$340,532	$540,899	(37)%

Net income per common share, basic	2.31	3.50	(34)%

Net income per common share, diluted	2.30	3.47	(34)

Cash dividends declared per common share	1.32	1.20	10

Return on average assets*	0.72%	1.20%	(48)	bps
Return on average common equity*	7.51	12.34	(483)

Weighted average common shares outstanding, basic	147,415	154,331	(4)%
Weighted average common shares outstanding, diluted	148,210	156,058	(5)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2020				2019	Fourth Quarter

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	'20 vs '19
						% Change

Interest income	$433,479	435,550	451,569	483,897	506,253	(14)%
Interest expense	47,547	58,560	75,003	110,637	106,985	(56)

Net interest income	385,932	376,990	376,566	373,260	399,268	(3)
Provision for credit losses	11,066	43,383	141,851	158,722	24,470	(55)

Net interest income after provision for credit losses	374,866	333,607	234,715	214,538	374,798	—

Non-interest revenue:
Service charges on deposit accounts	19,063	17,813	15,567	20,689	22,385	(15)
Fiduciary and asset management fees	17,242	15,885	14,950	15,174	15,645	10
Card fees	11,743	10,823	9,186	10,950	11,325	4
Brokerage revenue	11,794	10,604	9,984	12,398	11,106	6
Mortgage banking income	24,426	31,229	23,530	12,227	9,287	163
Capital markets income	4,352	5,690	6,050	11,243	8,972	(51)
Income from bank-owned life insurance	9,725	7,778	7,756	6,038	5,620	73
Investment securities gains (losses), net	2,337	(1,550)	69,409	8,734	(2,157)	nm
Gain on sale and fair value increase/(decrease) of private equity investments	63	260	8,707	(4,255)	8,100	nm
Other non-interest revenue	14,016	15,879	8,345	10,659	7,672	83

Total non-interest revenue	114,761	114,411	173,484	103,857	97,955	17

Non-interest expense:
Salaries and other personnel expense	153,946	154,994	159,597	149,678	145,084	6
Net occupancy, equipment, and software expense	44,183	41,554	41,727	42,194	42,644	4
Third-party processing and other services	19,569	20,620	21,366	21,480	20,293	(4)
Professional Fees	17,541	13,377	15,305	10,675	9,921	77
FDIC insurance and other regulatory fees	6,288	6,793	6,851	5,278	9,825	(36)
Amortization of intangibles	2,640	2,640	2,640	2,640	2,901	(9)
Goodwill impairment	—	44,877	—	—	—	nm
Restructuring charges	18,068	2,882	2,822	3,220	1,259	nm
Loss on early extinguishment of debt	8,409	154	—	1,904	—	nm
Earnout liability adjustments	—	—	4,908	—	—	nm
Other operating expenses	31,854	28,764	28,925	39,210	34,194	(7)

Total non-interest expense	302,498	316,655	284,141	276,279	266,121	14

Income before income taxes	187,129	131,363	124,058	42,116	206,632	(9)
Income tax expense	36,720	39,789	30,866	3,595	54,948	(33)

Net income	150,409	91,574	93,192	38,521	151,684	(1)

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$142,118	83,283	84,901	30,230	143,393	(1)

Net income per common share, basic	$0.96	0.57	0.58	0.21	0.98	(1)%

Net income per common share, diluted	0.96	0.56	0.57	0.20	0.97	(1)

Cash dividends declared per common share	0.33	0.33	0.33	0.33	0.30	10

Return on average assets *	1.11%	0.69	0.71	0.32	1.27	(16)	bps
Return on average common equity *	12.31	7.28	7.48	2.75	13.08	(77)

Weighted average common shares outstanding, basic	147,744	147,314	147,288	147,311	146,948	1%
Weighted average common shares outstanding, diluted	148,725	147,976	147,733	148,401	148,529	—

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	December 31, 2020	September 30, 2020	December 31, 2019

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$531,625	$578,026	$535,846
Interest-bearing funds with Federal Reserve Bank	3,586,565	1,266,313	553,390
Interest earning deposits with banks	20,944	20,929	20,635
Federal funds sold and securities purchased under resale agreements	113,783	120,095	77,047
Cash and cash equivalents	4,252,917	1,985,363	1,186,918

Investment securities available for sale, at fair value	7,962,438	7,566,525	6,778,670
Loans held for sale ($216,647, $285,899, and $115,173 measured at fair value, respectively)	760,123	745,160	115,173

Loans, net of deferred fees and costs	38,252,984	39,549,847	37,162,450
Allowance for loan losses	(605,736)	(603,800)	(281,402)
Loans, net	37,647,248	38,946,047	36,881,048

Cash surrender value of bank-owned life insurance	1,049,373	1,044,046	775,665
Premises and equipment, net	463,959	471,208	493,940
Goodwill	452,390	452,390	497,267
Other intangible assets, net	45,112	47,752	55,671
Other assets	1,732,526	1,782,047	1,418,930
Total assets	$54,366,086	$53,040,538	$48,203,282

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$13,477,854	$13,075,081	$9,439,485
Interest-bearing deposits	33,213,717	31,590,823	28,966,019

Total deposits	46,691,571	44,665,904	38,405,504

Federal funds purchased and securities sold under repurchase agreements	227,922	202,344	165,690
Other short-term borrowings	7,717	400,000	1,753,560
Long-term debt	1,202,494	1,628,385	2,153,897
Other liabilities	1,075,048	1,079,363	782,941
Total liabilities	49,204,752	47,975,996	43,261,592

Shareholders' equity:
Preferred stock – no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock – $1.00 par value. Authorized 342,857,143 shares; issued 168,132,522, 167,410,950, and 166,800,623; outstanding 148,039,495, 147,317,923, and 147,157,596	168,133	167,411	166,801
Additional paid-in capital	3,851,208	3,832,142	3,819,336
Treasury stock, at cost – 20,093,027, 20,093,027, and 19,643,027 shares	(731,806)	(731,806)	(715,560)
Accumulated other comprehensive income, net	158,635	174,914	65,641
Retained earnings	1,178,019	1,084,736	1,068,327
Total shareholders’ equity	5,161,334	5,064,542	4,941,690
Total liabilities and shareholders' equity	$54,366,086	$53,040,538	$48,203,282

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2020				2019
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Investment securities (2) (4)	$7,493,822	7,227,400	6,618,533	6,680,047	6,696,768
Yield	2.07%	2.39	2.72	3.09	3.12
Trading account assets (5)	$8,496	5,391	6,173	6,306	7,986
Yield	1.03%	1.69	2.19	2.70	2.69
Commercial loans (3) (4)	$30,363,102	30,730,135	30,236,919	27,607,343	26,698,202
Yield	3.96%	3.80	3.95	4.57	4.82
Consumer loans (3)	$8,521,449	9,032,437	9,899,172	9,985,702	9,809,832
Yield	4.00%	4.08	4.34	4.60	5.07
Allowance for loan losses	$(595,547)	(591,098)	(498,545)	(368,033)	(269,052)
Loans, net (3)	$38,289,004	39,171,474	39,637,546	37,225,012	36,238,982
Yield	4.03%	3.92	4.08	4.62	4.93
Mortgage loans held for sale	$309,278	244,952	221,157	86,415	117,909
Yield	2.74%	2.92	3.09	3.67	3.77
Other loans held for sale	$544,301	493,940	19,246	—	—
Yield	2.81%	3.61	4.19	—	—
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$2,716,645	1,265,880	1,709,086	652,130	514,635
Yield	0.10%	0.11	0.11	1.02	1.71
Federal Home Loan Bank and Federal Reserve Bank Stock (5)	$162,537	200,923	247,801	284,082	278,586
Yield	2.64%	2.73	3.60	3.38	2.85
Total interest earning assets	$49,524,083	48,609,960	48,459,542	44,933,992	43,854,866
Yield	3.49%	3.58	3.75	4.33	4.60
Interest-Bearing Liabilities
Interest-bearing demand deposits	$8,531,415	7,789,095	7,260,940	6,445,986	6,381,282
Rate	0.16%	0.19	0.21	0.51	0.60
Money Market accounts	$14,411,860	13,272,972	12,238,479	11,548,014	10,526,296
Rate	0.26%	0.36	0.46	1.00	1.13
Savings deposits	$1,147,667	1,114,956	1,036,024	926,822	915,640
Rate	0.01%	0.02	0.02	0.05	0.05
Time deposits under $100,000	$1,239,592	1,379,923	1,621,943	1,761,741	1,873,350
Rate	0.74%	1.03	1.43	1.64	1.27
Time deposits over $100,000	$3,302,959	3,863,821	4,772,555	5,051,705	5,198,266
Rate	1.03%	1.44	1.80	2.04	1.51
Other brokered deposits	$1,978,393	1,912,114	1,998,571	1,376,669	1,156,131
Rate	0.23%	0.23	0.25	1.42	1.84
Brokered time deposits	$1,795,982	2,232,940	2,244,429	2,166,496	2,121,069
Rate	1.60%	1.59	1.86	2.11	2.16
Total interest-bearing deposits	$32,407,868	31,565,821	31,172,941	29,277,433	28,172,034
Rate	0.39%	0.54	0.73	1.18	1.16
Federal funds purchased and securities sold under repurchase agreements	$174,316	180,342	250,232	167,324	192,731
Rate	0.07%	0.09	0.12	0.30	0.24
Other short-term borrowings	$—	46,739	550,000	1,384,362	1,565,507
Rate	—%	1.12	1.23	1.66	1.87
Long-term debt	$1,552,791	2,234,665	2,834,188	2,678,651	2,153,983
Rate	3.96%	2.71	2.36	2.78	3.07
Total interest-bearing liabilities	$34,134,975	34,027,567	34,807,361	33,507,770	32,084,255
Rate	0.55%	0.68	0.86	1.30	1.30
Non-interest-bearing demand deposits	$13,566,112	12,773,676	11,923,534	9,409,774	9,706,784
Cost of funds	0.40%	0.50	0.65	1.04	1.02
Net interest margin	3.12%	3.10	3.13	3.37	3.65
Taxable equivalent adjustment	$821	956	861	786	769

(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
Loan Type	December 31, 2020	September 30, 2020	% Change	December 31, 2019	% Change
Commercial, Financial, and Agricultural	$12,574,899	$13,120,038	(4)%	$10,239,559	23%
Owner-Occupied	6,798,780	6,894,113	(1)	6,529,811	4
Total Commercial & Industrial	19,373,679	20,014,151	(3)	16,769,370	16

Multi-Family	2,197,942	2,365,118	(7)	1,989,096	10
Hotels	1,444,264	1,409,424	2	1,284,291	12
Office Buildings	2,261,253	2,313,346	(2)	2,255,308	—
Shopping Centers	1,607,223	1,698,993	(5)	1,785,616	(10)
Warehouses	702,020	730,253	(4)	703,705	—
Other Investment Property	1,133,828	1,145,313	(1)	986,311	15
Total Investment Properties	9,346,530	9,662,447	(3)	9,004,327	4

1-4 Family Construction	183,373	180,406	2	284,594	(36)
1-4 Family Investment Mortgage	445,795	474,632	(6)	495,421	(10)
Total 1-4 Family Properties	629,168	655,038	(4)	780,015	(19)

Commercial Development	130,802	111,493	17	103,643	26
Residential Development	245,776	260,313	(6)	282,677	(13)
Land Acquisition	218,158	276,584	(21)	323,122	(32)
Land and Development	594,736	648,390	(8)	709,442	(16)

Total Commercial Real Estate	10,570,434	10,965,875	(4)	10,493,784	1

Consumer Mortgages	5,507,700	5,658,525	(3)	5,546,368	(1)
Home Equity Lines	1,523,836	1,615,207	(6)	1,713,157	(11)
Credit Cards	281,018	264,829	6	268,841	5
Other Consumer Loans	1,073,989	1,130,237	(5)	2,396,294	(55)
Total Consumer	8,386,543	8,668,798	(3)	9,924,660	(15)

Unearned Income	(77,672)	(98,977)	(22)	(25,364)	206

Total	$38,252,984	$39,549,847	(3)%	$37,162,450	3%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year

Loan Type	December 31, 2020	September 30, 2020	% Change	December 31, 2019	% Change
Commercial, Financial, and Agricultural	$77,386	$95,365	(19)%	$56,186	38%
Owner-Occupied	20,019	20,261	(1)	9,780	105
Total Commercial & Industrial	97,405	115,626	(16)	65,966	48

Multi-Family	168	157	7	385	(56)
Office Buildings	1,134	27,608	(96)	600	89
Shopping Centers	21,082	257	nm	718	nm
Warehouses	217	—	nm	—	nm
Other Investment Property	2,030	238	753	321	532
Total Investment Properties	24,631	28,260	(13)	2,024	nm

1-4 Family Construction	1,236	1,556	(21)	698	77
1-4 Family Investment Mortgage	2,383	1,815	31	1,555	53
Total 1-4 Family Properties	3,619	3,371	7	2,253	61

Commercial Development	582	833	(30)	87	569
Residential Development	533	648	(18)	395	35
Land Acquisition	1,048	910	15	628	67
Land and Development	2,163	2,391	(10)	1,110	95

Total Commercial Real Estate	30,413	34,022	(11)	5,387	465

Consumer Mortgages	8,740	7,433	18	12,545	(30)
Home Equity Lines	12,145	10,297	18	12,034	1
Other Consumer Loans	2,376	1,459	63	5,704	(58)
Total Consumer	23,261	19,189	21	30,283	(23)

Total	$151,079	$168,837	(11)%	$101,636	49%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2020				2019	Fourth Quarter

	Fourth	Third	Second	First	Fourth	'20 vs '19
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPL)	$151,079	168,837	147,437	156,287	101,636	49%
Impaired Loans Held for Sale	23,590	—	—	—	—	nm
Other Real Estate and Other Assets	17,394	23,280	30,242	33,679	35,810	(51)

Non-performing Assets (NPAs)	192,063	192,117	177,679	189,966	137,446	40

Allowance for Loan Losses (ALL)	605,736	603,800	588,648	493,452	281,402	115
Reserve for Unfunded Commitments	47,785	60,794	61,029	38,420	1,375	nm

Allowance for Credit Losses (ACL)	653,521	664,594	649,677	531,872	282,777	131

Net Charge-Offs - Quarter	22,139	28,466	24,046	20,061	8,821
Net Charge-Offs - YTD	94,712	72,573	44,107	20,061	57,612
Net Charge-Offs / Average Loans - Quarter (1)	0.23%	0.29	0.24	0.21	0.10
Net Charge-Offs / Average Loans - YTD (1)	0.24	0.25	0.23	0.21	0.16
NPLs / Loans	0.39	0.43	0.37	0.41	0.27
NPAs / Loans, ORE and specific other assets	0.50	0.49	0.44	0.50	0.37
ACL/Loans	1.71	1.68	1.63	1.39	0.76
ALL/Loans	1.58	1.53	1.47	1.29	0.76

ACL/NPLs	432.57	393.63	440.65	340.32	278.23
ALL/NPLs	400.94	357.62	399.25	315.74	276.87

Past Due Loans over 90 days and Still Accruing	$4,117	7,512	8,391	6,398	15,943	(74)
As a Percentage of Loans Outstanding	0.01%	0.02	0.02	0.02	0.04

Total Past Due Loans and Still Accruing	$47,349	57,316	46,390	83,235	123,793	(62)
As a Percentage of Loans Outstanding	0.12%	0.14	0.12	0.22	0.33

Accruing Troubled Debt Restructurings (TDRs)	$134,972	163,511	166,461	160,128	133,145	1

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	December 31, 2020	September 30, 2020	December 31, 2019

Tier 1 Capital	$4,572,173	4,450,547	4,280,604
Total Risk-Based Capital	5,604,043	5,536,918	5,123,381
Common Equity Tier 1 Capital Ratio	9.67%	9.30	8.95
Tier 1 Capital Ratio	10.95	10.57	10.23
Total Risk-Based Capital Ratio	13.43	13.16	12.25
Tier 1 Leverage Ratio	8.50	8.48	9.16
Common Equity as a Percentage of Total Assets (2)	8.51	8.54	9.14
Tangible Common Equity Ratio (3) (5)	7.66	7.67	8.08
Book Value Per Common Share (4)	$31.24	30.73	29.93
Tangible Book Value Per Common Share (3)	27.88	27.34	26.17

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.